Eaton Vance Investment Grade Income Fund

Supplement to Prospectus dated May 1, 2007

The following replaces the eighth paragraph under "Investment Objectives & Principal Policies and Risks":

The Portfolio may purchase or sell credit derivatives, including credit default swaps, total return swaps or credit options, which are instruments that derive their value from the credit risk of a particular entity or entities, referred to as the reference entity or entities. Such entity or entities will be rated investment grade or better by S&P or Moody’s provided that the Portfolio may invest up to 5% of total assets in credit derivatives where the credit rating of the reference entity or entities is lower than investment grade.

June 22, 2007	IIGIFPS1